UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2023

Date of Report (Date of earliest event reported)

TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37839	20-1590775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Pima Center Parkway, Suite 250

Scottsdale, AZ 85258

(Address of principal executive offices) (Zip Code)

480-305-8910

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

The information set forth in Item 2.06 of this Current Report on Form 8-K is incorporated by reference into this Item 2.05.

Item 2.06	Material Impairments.

On August 7, 2023, TPI Composites, Inc. (the Company) was notified that Proterra Inc. (Proterra), one of the Company’s customers in its automotive business line, filed for bankruptcy protection under Chapter 11 of the U.S. bankruptcy code, and that Proterra intends to reject its bus body supply agreement with the Company as part of its bankruptcy reorganization.

As a result of Proterra’s bankruptcy filing, the Company determined on August 11, 2023 that it expects to incur credit losses and impairment charges of approximately $20 to $23 million for the quarter ending September 30, 2023. These charges relate to credit losses on accounts receivable and contract assets, and impairment of other assets related to the Proterra bus body supply agreement.

The Company committed to a restructuring plan on August 11, 2023 and expects to incur restructuring charges of approximately $1 million to $2 million for the quarter ending September 30, 2023 relating to the estimated severance costs associated with a planned workforce reduction in the Company’s manufacturing facilities where it produced Proterra bus bodies.

The Company estimates that the future cash expenditures are limited to the $1 to $2 million in restructuring charges. The Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with Proterra’s bankruptcy filing. The Company intends to exclude the impairment of other assets and restructuring charges totaling approximately $2 to $3 million from its non-GAAP financial measures.

Item 7.01	Regulation FD Disclosure.

The Company has updated its guidance for the 2023 fiscal year, as previously disclosed in Exhibit 99.1 to the Company’s Form 8-K filed with the United States Securities and Exchange Commission on August 3, 2023, based upon the credit losses and impairment charges as described in Item 2.05 and Item 2.06 above. Our adjusted EBITDA margin percentage from continuing operations is now expected to be a loss of two to three percent compared to the previous guidance of a loss of less than one percent.

The information in Item 7.01 of this Current Report on Form 8-K (including the exhibit referred to herein) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K (including the exhibit referred to herein) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The information contained on the Company’s website or that can be accessed through the Company’s website is not part of this Current Report on Form 8-K and shall not be incorporated by reference herein or into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, the size and scope of the impairment and restructuring charges and the impact of such charges on the Company’s financial results. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause the Company’s actual results to differ materially from the results anticipated by the Company’s forward-looking statements is included in the reports TPI has filed with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Non-GAAP Definitions

This Current Report on Form 8-K includes unaudited non-GAAP financial measures, including adjusted EBITDA. We define EBITDA as net income (loss) from continuing operations plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define adjusted EBITDA as EBITDA plus any share-based compensation expense, any foreign currency income or losses, any gains or losses on the sale of assets and asset impairments and any restructuring charges. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

We provide forward-looking statements in the form of guidance in this Current Report on Form 8-K. This guidance is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP measures. For example, stock-based compensation is unpredictable for our performance-based awards, which can fluctuate significantly based on current expectations of future achievement of performance-based targets. Amortization of intangible assets and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, we exclude certain items that occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effect of the items we exclude and to estimate certain discrete tax items, like the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non-GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: August 11, 2023	By:	/s/ Ryan Miller
Ryan Miller
Chief Financial Officer